News Release

MIHI Enters Into A $5,000,000 Placement Agent Agreement With Moody Capital Solutions Inc.

Moody Will Also Be Introducing Potential Acquisition Targets To MIHI And Will Structure The Financing In Connection With These M&A Targets.

DULUTH, GEORGIA – 1/24/2017

Medical Innovation Holdings, Inc., (“MIHI” or the “Company”) (OTC: MIHI), a Company that focuses on providing advanced telemedicine services to patients in rural underserved areas, today announced that it has entered into an exclusive agreement for Moody Capital Solutions, Inc., to be the Company’s investment banker in connection with the Company’s efforts to secure financing and to make strategic acquisitions.

Arturo “Jake” Sanchez, CEO and Director, stated: “We are very pleased that Moody Capital has agreed to act as our investment banker as they have a great amount of experience in both life sciences and technology arenas. After a comprehensive search, Moody emerged as the right fit for MIHI.”

Tim Moody, the CEO of Moody Capital stated: “We believe that MIHI has a solid business plan in the telemedicine space and we look forward to working with Jake and his management team”.

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About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

For more information on MIHI, please visit the Company’s website at: http://www.medicalinnovationholdings.com

To be added to the Company investor email list, please email investor@MedicalInnovationHoldings.com with MIHI in the subject line.

To leave a message please call +1-866-883-3793 for Investor Relations

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

News Release

Investor Contacts:

investor@medicalinnovationholdings.com